SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          DATE OF REPORT: July 25, 2001

                                JORE CORPORATION

                000-26889                         81-0465233
        (Commission File Number)        (IRS Employer Identification No.)

                             A Montana Corporation

                    45000 Highway 93 South, Ronan, MT 59864

                                  406/676-4900

Item 5.  Other Events

SETTING OF DEADLINE FOR FILING CLAIMS
-------------------------------------
On July 25, 2001, the Company issued a press release announcing the setting of a deadline for filing claims in its Chapter 11 Bankruptcy case.


ANNUAL SHAREHOLDER MEETING
-----------------------------------
The Company also annouced it has delayed its annual shareholders' meeting that was rescheduled for August 31, 2001. No new date for the shareholders' meeting has been set.


(C)  Exhibits

        Exhibit Number                  Description
        99                              Press Release dated July 25, 2001

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. JORE CORPORATION


        July 25, 2001                    By:  /s/ Mick Quinlivan
                                              ------------------
                                              Mick Quinlivan
                                              Chief Financial Officer